                                SUPPLY AND MARKETING AGREEMENT
                        BETWEEN CARACO PHARMACEUTICAL LABORATORIES, LTD.
                               AND GLOBAL PHARMACEUTICAL CORPORATION

         In consideration for the purchasing and marketing of products provided by GLOBAL PHARMACEUTICAL CORPORATION, or any of its subsidiaries, affiliated companies, privies, or successors (herein called GLOBAL) by CARACO PHARMACEUTICAL LABORATORIES, LTD. (herein called CARACO), IT IS HEREBY AGREED AS
FOLLOWS:

1.       CARACO will purchase, market and sell GLOBAL's products as follows:

         A. For a two (2) year period, to be automatically renewed on a year basis. Products to include, but are not limited, to those items listed as Exhibit A.

         B. CARACO will have no further responsibility to GLOBAL other than the purchasing, marketing and selling of GLOBAL products listed on Exhibit A.

         C. GLOBAL shall sell to CARACO under the CARACO label agreed upon products at prices that provide CARACO five to fifteen percent (5-15%) gross profit on sales to agreed upon customers as listed on Exhibit B, in return for CARACO's selling, marketing and other services.

         D. CARACO agrees that GLOBAL shall be its exclusive source inclusive of Caraco manufacturing itself of those products listed on Exhibit A or those that are added in the future as Addendums to A as products that CARACO agrees to purchase, market and sell. This Paragraph (1.D) of this document shall survive five years after the agreement is terminated for any product which Global decides not to sell through Caraco.

         E. CARACO agrees that it will use its best efforts to provide GLOBAL with market information on those products listed on Exhibit A including that required to be supplied by McKesson to CARACO as part of agreements between McKesson and CARACO.

2. GLOBAL and its successors in business hereby guarantee that each article delivered by "GLOBAL":

         (A) Is not adulterated or misbranded within the meaning of the Federal Food, Drug and Cosmetic Act, the Food Additive Amendment of 1958 thereto, and the color Additives Amendment of 1960 thereto, as amended from time to time.

         (B) Is not an article which may not be introduced into interstate commerce under the provisions of Sections 404, 409, 505, or 706 of said Act, as amended from time to time.

         (C) Is not adulterated or misbranded within the meaning of any applicable provision of any state statute, or municipal ordinance, which provision is substantially similar to any provision of the aforesaid Federal Acts, as amended from time to time, or any State Pharmacy Act(s) as amended from time to time.

         (D) If it has a drug component, whether prescription or of a non-prescription over-the-counter nature it may lawfully be shipped in interstate commerce and will have a minimum expiration of 20 months when supplied.

         (E) Conforms to all written specifications including ingredients and amounts thereof.

3. GLOBAL will obtain and provide upon written request to CARACO a certified analysis for each active ingredient (incipient) used in the manufacture of product.

4. (A) GLOBAL agrees to indemnify and save CARACO and its officers, directors, and employees harmless from and against all claims, demands, actions and causes of action which are hereafter made or brought by any person for the recovery of damages (including property damage) or other relief for the injury, illness and/or death of any person which is caused or alleged to have been caused by the handling or use of any article shipped or delivered by GLOBAL to CARACO including, but without limitation, any judgment rendered in any such action in connection therewith provided only that the claims, etc., are attributable to actions of, lack thereof or procedures, processes and actions of and/or under the control of GLOBAL.

         (B) CARACO agrees to indemnify and save GLOBAL and its officers, directors, and employees harmless from and against all claims, demands, actions and causes of action which are hereafter made or brought by any person for the recovery of damages (including property damage) or other relief for the injury, illness and/or death of any person which is caused or alleged to have been caused by the handling, packaging or use of any article shipped or delivered by GLOBAL to CARACO including, but without limitation, any judgment rendered in any such action in connection therewith provided only that the claims, etc., are attributable to actions of, lack thereof or procedures, processes and actions of and/or under the control of CARACO.

5. (A) GLOBAL agrees to purchase and maintain in full force a products liability insurance policy providing for a minimum of $1,000,000.00 coverage limits per claim, naming CARACO as an additional insured or a named insured under a broad form vendors endorsement and shall require its insurer to deliver a vendors endorsement providing the same. Further, GLOBAL agrees to notify CARACO at least 30 days in advance of termination of such coverage. An appropriate certificate evidencing such coverage will be provided to CARACO prior to commencing business with CARACO and promptly upon each renewal or replacement of coverage.

         (B) CARACO agrees to purchase and maintain in full force a products liability insurance policy specifically covering any mishandling or misrepresentations relative to GLOBAL's products and providing for a minimum of $1,000,000.00 coverage limits per claim, naming GLOBAL as an additional insured or a named insured under a broad form vendors endorsement and shall require its insurer to deliver a vendors endorsement providing the same. Further, CARACO agrees to notify GLOBAL at least 30 days in advance of termination of such coverage. An appropriate certificate evidencing such coverage will be provided to GLOBAL prior to commencing business with CARACO and promptly upon each renewal or replacement of coverage.

6. (A) Termination of this Agreement shall not terminate the obligation imposed upon GLOBAL on account of product or service supplied to CARACO, by GLOBAL, prior to the termination date of this agreement all of CARACO's rights related to such goods and/or services shall survive termination of this Agreement.

         (B) Termination of this Agreement shall not terminate the obligation imposed upon CARACO on account of product or service supplied to GLOBAL, by CARACO, prior to the termination date of this agreement all of GLOBAL's rights related to such goods and/or services shall survive termination of this Agreement.

7. This Agreement shall be governed by the laws of the State of Pennsylvania, both as to interpretation and performance.

8. Customers who are to receive CARACO label and be invoiced and shipped by CARACO to include, but are not limited, to those items listed as Exhibit C.

9. This is a continuing guaranty subject to revocation only upon the receipt by CARACO of advance written notice thereof at least 90 days in advance of the proposed effective cancellation date: notice being mailed by registered letter to the President of CARACO at its principal place of business.



                                       GLOBAL PHARMACEUTICAL CORPORATION

                                       By: /s/ Max L. Mendelsohn
                                          ----------------------------------
                                              Max L. Mendelsohn

                                       Title:       President and CEO
                                             -------------------------------
                                       Philadelphia Pennsylvania, 19124
                                       City       State       Zip       Code

Dated: September 20, 1996



                                       CARACO PHARMACEUTICAL
                                         LABORATORIES, LTD.

                                       By: /s/ William R. Hurd
                                          ----------------------------------
                                              William R. Hurd
                                       Title:    President/COO
                                             -------------------------------
                                            President:
                                       Detroit          Michigan       48202
                                       City       State       Zip       Code


Dated    9/20/96
       -----------

                                    Exhibit A

      PRODUCTS include, but are not limited, to those items listed for the
                          SUPPLY AND MARKETING AGREEMENT
                BETWEEN CARACO PHARMACEUTICAL LABORATORIES, LTD.
AND GLOBAL PHARMACEUTICAL CORPORATION

Aminophylline Tablets 100 & 200 mg.                        Methocarbamol Tablets 500 & 750 mg.
Aspirin with Codeine Tablets 15 & 30 mg.                   Methylphenobarbital Tablets
Azosulfisoxazole Tablets                                   Methylprednisolone Tablets 4, 8 & 16 mg.
Bellatrate Tablets                                         Methyltestosterone Tablets sublingual 10 mg.
Brompheniramine with Pseudoephedrine Tablets               Morphine Sulfate Capsules
Chlordiazepoxide Capsules 5, 10 & 25 mg.                   Morphine Sulfate Tablets
Chlordiazepoxide with Clindinium Capsules                  Oxycodone Tablets
      2.5-5 mg.                                            Pancrealipase Minitabs #1
Chloroquine Phosphate Tablets 250 mg.                      Pancrealipase Sphere Prolongsules
Codeine Sulfate Tablets                                    Pancrealipase Prolongtabs
Colchicine 1/100 gr. Tablets                               Phenobarbital Tablets 15. 30 & 90 mg.
Colchicine with Probenecid Tablets                         Phenylpropanolamine/CPM Prolongsules
Cortisone Acetate Tablets 25 mg.                           Piperazine Citrate Tablets 250 mg.
Dehydrocholic Acid Tablets 375 mg.                         Prednisolone Tablets 5 mg.
Dexamethasone Tablets 0.25, 0.5, 0.75, 1.0, 1.5, 4.0       Prednisone Tablets 1, 2.5, 5, 10 & 20 mg.
     and 6.0 mg.                                           Promethazine Tablets 12.5, 25, & 50 mg.
Digoxin Tablets 0.125, 0.25 & 0.5 mg.                      Propantheline Tablets 15 mg.
Diphenhydramine Capsules 25 & 50 mg.                       Propylthiouracil Tablets 50 mg.
Ephedrine Sulfate Capsules 3/8 & 3/4 gr.                   Pyridiate Tablets 95, 100 & 200 mg.
Guiafenesin and Pseudoephedrine Tablets #1                 Quinidine Sulfate Tablets 200 & 300 mg.
Guiafenesin and Pseudoephedrine Tablets #2                 Quinine Sulfate Capsules 325 mg.
Guiafenesin and Pseudoephedrine Tablets #3                 Ranitadine Tablets 75, 150 & 300 mg.
Guiafenesin and Pseudoephedrine Capsules #1                Rauwolfia Serpentina 50 mg. with
Guiafenesin and Pseudoephedrine Capsules #2                      Hydrochlorothiazide 25 mg. Tablets
Hydrochlorthiazide Tablets 25, 50 & 100 mg.                Reserpine Tablets 0.1 & 0.25 mg.
Hydrocortisone Tablets 20 mg.                              Sodium Potassium Aminobenzoate Tablets
Hyoscyamine Tablets 0.125 mg oral                          Sodium Potassium Aminobenzoate Capsules
Hyoscyamine Tablets 0.125 mg sublingual                    Sulfadiazine Tablets 0.5 gm
Hyoscyamine Prolongsules 0.375 mg oral                     Tetracycline Capsules 100, 250 & 500 mg.
Hytakerol Softgel Capsules                                 Thyroid Tablets 30, 60,120, & 180 mg.
Hytakerol Tablets                                          Triamcinolone Tablets 4 mg.
Levothyroxine Sodium Tabs 25, 50, 75, 88, 100,             Trichlormethiazide Tablets 4 mg.
       112, 125, 137, 150, 175, 200, 300 mcg.              Trimethobenzamide Capsules
Meclizine Chewable Tablets 25 mg.                          Tripelenamine Tablets 50 mg.
Meclizine MLT 12.5 & 25 mg.                                Triple Sulfa Tablets
Meperidine Tablets                                         Urised Tablets
Meperidine and Promethazine Capsules                       Vitamin A Capsules soluble 50,000 units
Meprobamate Tablets 200 & 400 mg.                          Vitamin D Capsules 50,000 units
Methenamine Mandelate 0.5 & 1.0 gm.